EXHIBIT 10.4

               SALES, MARKETING AND OPERATIONS AGREEMENT BETWEEN
                    BEIJING GOLDVISION TECHNOLOGIES LTD. AND
                    STRATEGIC COMMUNICATIONS PARTNERS, INC.
                            DATED DECEMBER 18, 2002






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                   Sales, Marketing, and Operations Agreement
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                   SALES, MARKETING, AND OPERATIONS AGREEMENT

     THIS AGREEMENT made as of the 18th day of December 2002

            BETWEEN: Beijing Goldvision Technologies Ltd. (Chinese characters omitted), a Chinese company, having an office at Room 208, Main Building, Hengxin Tower, 61 Fuxing Road, Haidian District, Beijing, People's Republic of China 100036

            (hereinafter called "Goldvision")
                                                         OF THE FIRST PART
AND:
            Strategic Communications Partners, Inc., a US company having its office at 7931 South Broadway, Suite 130, Littleton, Colorado, United States of America 80122

            (hereinafter called "SCP")
                                                         OF THE SECOND PART
WHEREAS:

1. Goldvision is in the business of providing satellite communication, broadband Internet, content, wireless access and transport in Beijing, China;

2. SCP is in the business of providing financial, technical and marketing services based in Colorado, USA;

3. Goldvision and SCP are both parties to an investment contract dated December 18, 2002; and

4. The parties intend to cooperate to make best use of their respective strengths and resources.

1. DEFINITIONS

In this Agreement,

     (1) "Contract" means the investment contract between Goldvision and SCP signed on December 18, 2002;

     (2)      "Control"  is defined as SCP  having the final  authority  via the
              required   secondary  seal  and   preparation  of   disbursements,
              receipts, and accounting records;

     (3) "Exclusive" is defined as the total right to sell a product or service in defined geographical areas, specific customer types, or industries by

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              mutual agreement in advance.  This means that for each  product or service a sales plan defining SCP's sales assignment will be developed with the above details defined exactly.

     (4) "Failing" is defined as an inability to generate revenue in a given area in a given period of time. Goldvision and SCP will mutually negotiate this (the definition of an inability to generate revenue) based on the targeted customer or product;

     (5) "Goldinfo" refers to Beijing TianGuang Information Services Ltd. (Chinese characters omitted);

     (6) "Goldtel" refers to Beijing TianZhao Information Services Ltd. (Chinese characters omitted);

     (7) "Goldvision's Sale" means sales by Goldvision, Goldinfo, Goldtel, or any of Goldvision's Subsidiaries (controlled by Goldvision), joint ventures, associates, employees, agents, partners, distributors, dealers, wholesalers, and retailers;

     (8) "Industry Standard" is defined as equal to other competitors in the Chinese market with similar services and / or products;

     (9) "Products" shall be deemed to be those items of products and services from Goldvision and its subsidiaries (controlled by Goldvision);

     (10) "Separate Sales Account" means the bank account to be set up by Goldvision for the exclusive use and management by SCP over sales, revenues, direct sales costs, direct product costs, , investments, and profits or any other financial activities of SCP in the cooperation with Goldvision or its Subsidiaries (only subsidiaries controlled by SCP);

     (11) "Subsidiaries" means any or all of Goldinfo, Goldtel, or any other entities that are controlled, owned or invested in by Goldvision; and

     (12)     "Territory" shall refer to China and worldwide areas.

     (13) "Lasting" is greater than 1 year and the offended party issues a letter giving 60 days notice and the issue or breach or default is not cured within the additional 90 day period.

     (14) "GoldVision" refers to GoldVison or GoldTel, GoldInfo, or any future subsidiaries (controlled by GoldVision);

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     (15)     "Active  Involvement"  implies that SCP shall actively sell all or part of Goldvision products or Goldvision Subsidiaries (controlled by Goldvision) products in the various market segments.

     (16)     "Net Profit" as defined in schedule B.

2. GRANT OF EXCLUSIVE MARKETING RIGHT

     (1) Exclusive Grant: Goldvision grants to SCP the exclusive right to distribute, sell and market the Products in the Territory and appoints SCP as its exclusive distributor for this purpose in accordance with the terms of this Agreement and as limited by the provided definition of "Exclusive";

     (2)      SCP accepts such grant and appointment; and

     (3) Goldvision warrants that there are no other grants of exclusive right to distribute, sell and market the Products in the Territory and no other appointment of exclusive distributors for this purpose. Goldvision further covenants with SCP that Goldvision shall not grant such exclusive right to any third party or appoint any third party as the exclusive or non-exclusive distributor except according to terms mutually negotiated with SCP or if SCP chooses not to distribute this product or not to distribute to a particular industry or not to distribute to a particular geographical area as defined in the exclusivity agreement.

3. SUB-DISTRIBUTION

         SCP may appoint sub-distributor for the Products within the Territory as it deems appropriate from time to time.

4. TERM OF AGREEMENT

     (1) Subject to the provisions for early termination as set out in this Agreement, this Agreement shall remain in full force and effect for a period of 20 years and shall expire on December 31, 2022. The contract is assumed to automatically renew for an additional 20 years, such renewals to be granted in perpetuity given SCP's continued existence and active involvement in the business;

     (2) The parties may renew this Agreement 6 months before termination or expiration of this Agreement; and

     (3) The parties agree to an annual contract review for the first three years and every fifth year anniversary thereafter to amend the contract to realistically fit actual business conditions and
              requirements.   This  annual  review  is  not

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              an opportunity  to  terminate this Agreement. It is an opportunity to more effectively meet the needs of both businesses.

5. DEVELOPMENT PERFORMANCE

       Goldvision and SCP will develop mutual performance milestones.

6. OBLIGATIONS OF GOLDVISION

         Goldvision shall:

     (1) refer to SCP all queries, orders or requests for the Products originating from and intended for delivery within the Territory;

     (2)      provide logistics support for SCP as needed;

     (3) execute all network planning, design, installation, operation, and maintenance;

     (4)      provide all customer service functions;

     (5) provide all necessary cost information to properly account for cost of goods sold;

     (6) provide necessary network capacity at Industry Standard or greater reliability to satisfy Goldvision, SCP and any other sales activities service delivery needs;

     (7) create and maintain Separate Sales Accounts within appropriate Goldvision or its Subsidiaries (controlled by GoldVision) to receive revenue and disburse cash for costs, profits and investmenti(pound)

7. OBLIGATIONS OF SCP

     SCP shall:

     (1) provide all financial resources as outlined in the investment contract to build out the network as per reasonable mutually agreed timeframe and services;

     (2) provide financial resources for all sales and marketing including the effort by SCP (as an investment to Goldvision and repaid from revenues and / or invested capital) and Goldvision until such time as the costs are self financed by the revenue of SCP sold services minus costs to Goldvision;

     (3)      provide  all  financial   resources  to  build  mutually  approved
              secondary investment opportunities to a point of profitability or following investment

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              once  mutual  agreed  upon  secondary agreements are completed and sealed by all parties;

     (4)      diligently  and  effectively  market,   distribute  and  sell  the
              Products in the Territory;

     (5) use its best efforts to advertise and promote the sale of the Products in the Territory and to make regular and sufficient contact with its present and potential customers;

     (6) maintain adequate sales and administrative facilities to ensure prompt service to customers of SCP;

     (7) devote its best efforts to promote the sale of the Products within the Territory;

     (8) advise Goldvision of any defective Products immediately to allow Goldvision to rectify the situation;

     (9)      process all bills and bill payments for Goldvision;

     (10)     deduct (mutually agreed) upon cost of sales from billing;

     (11) establish and operate a multinational sales team headquartered in Beijing;

     (12) provide product marketing support and training for Goldvision sales team; and

     (13)     provide technical support and advice as appropriate to Goldvision.

8. COVENANT OF GOLDVISION

         Goldvision covenants with SCP that it will not:

     (1) claim intellectual property rights to such assets in SCP's shell, or its assigns; and

     (2) disclose any confidential or proprietary information of SCP as specified and agreed upon in Schedule B.

9. OTHER PROJECTS

     The parties agree:

     (1) other projects are those that are not funded by Goldvision's profits or SCP's investment;

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     (2)      SCP shall not receive a  contractual  share of profit in the other projects if SCP is not a party to such contractual arrangement;

     (3) SCP shall have the first right of refusal to participate in other projects and the first right to be informed of such other projects, and the right to participate in the implementation of such other projects; and

     (4) SCP may receive in some projects share of profit different from its proportionate equity ownership holding in Goldvision if Goldvision and SCP mutually agree that this different share of profit is appropriate based on other contributions than capital.

10.  NON-COMPETITION

         The right to market and sell the products and services remains the exclusive right and property of SCP according to the agreement definition of exclusivity. Goldvision may not:

     (1)      set up a separate marketing scheme in competition with SCP;

     (2) sell or promote the sale of or market in any manner the Products to any person or persons;

     (3) promote or advocate the use or application of the Products to any persons;

     (4) hold itself out as having any sales or marketing right over the Products except as required by Chinese telecommunications laws and in these cases SCP will act as a sales agent for these products; or

     (5) communicate or disclose to any persons any knowledge or information it may receive from SCP about the business and affairs of SCP, including their sales and marketing techniques and strategies, their customers or suppliers, the uses and applications of the Products, or any other matter concerning SCP not generally known to the public, all of which information Goldvision acknowledges is proprietary or confidential and the disclosure of which would injure SCP.

(6) SCP and Goldvision will require senior management to sign a non-competition agreement with a minimum two year term.
(7) Pei Sheng Wei cannot be party to a competing enterprise or participating in competing activities; and




11. EXCLUSIVE MANAGEMENT RIGHT OVER MARKETING AND REVENUE

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         Unless  Chinese  law prohibits or  restricts, SCP shall through its own employees or employees of Goldvision:

     (1) handle all marketing and sales activities of Goldvision or its Subsidiaries (controlled by Goldvision) resulting from Goldvision's or its Subsidiaries (controlled by Goldvision)' Sale, including sales remuneration to appropriate sale forces as defined by the definition of exclusive;

     (2) receive all payments from sales of services or products of Goldvision or it's Subsidiaries (controlled by Goldvision) through Tiangui's special accounts managed by SCP and controlled through SCP's second seal as defined by the definition of exclusivity; and

     (3) SCP must allow Goldvision to setup sales channels if it is unable to do so itself for certain products, markets, or types of customers.

     (4) SCP and Goldvision must mutually agree to any other sales forces, agents, or parties selling Goldvision products.

12. SEPARATE SALES ACCOUNTS

         The parties agree on the setup and maintenance of Separate Sales Accounts for all Goldvision and subsidiary investments participated in by SCP:

     (1) Goldvision or its Subsidiaries (controlled by Goldvision) shall set up Separate Sales Accounts at a bank selected by SCP and accepted as reasonable by Goldvision to receive all exclusive revenues from Goldvision's or its Subsidiaries (controlled by Goldvision) Sale;

     (2) SCP shall have final signature seal on the Separate Sales Accounts, including all revenues, product costs investments, and profits;

     (3) Goldvision or its Subsidiaries (controlled by Goldvision) shall not interfere with the management of such Separate Sales Accounts by SCP;

     (4) Goldvision or its Subsidiaries (controlled by Goldvision) shall give SCP exclusive control of these Separate Sales Accounts by making SCP the second seal necessary to disburse funds from these Separate Sales Accounts;

     (5) SCP shall disburse from the Separate Sales Accounts the product costs and profit share of Goldvision or its Subsidiaries (controlled by Goldvision) prior to netting out accounts among SCP and Goldvisionto the general accounts of Goldvision or its Subsidiaries (controlled by Goldvision) or SCP conforming to tax regulations and accounted for as a direct sales cost;

     (6) SCP shall accrue its own profit share, and sales cost in these Separate Sales Accounts through the corporate fiscal year;

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     (7)      SCP shall accrue  Goldvision or its  Subsidiaries  (controlled  by
              Goldvision) product costs and profit shares in the Separate Sales Accounts throughout each corporate fiscal year;

     (8) Goldvision or its Subsidiaries (controlled by Goldvision) shall be :

              (a)  Not closing the Separate Sales Accounts;

              (b) Goldvision shall set up this account in a bank approved by SCP.

              (c) Not creating additional obstacles or difficulties for SCP in the use of Separate Sales Accounts; or

              (d) Not interfering with the setup, management or maintenance of the Separate Sales Accounts; and

     (9) Goldvision or its Subsidiaries (controlled by Goldvision) shall guarantee the normal use of the Separate Sales Accounts by SCP by doing the following:

              (a) appoint one financial stamp/seal/chop keeper and one alternate financial stamp/seal/chop keeper; and

              (b) make available the use of financial stamp/seal/chop by SCP during normal business hours.





13. REVENUE AND PROFIT

         At fiscal year end, SCP and Goldvision or its Subsidiaries (controlled by Goldvision) shall net out the difference between the Separate SCP sales accounts of Goldvision or its Subsidiaries and SCP Accounts so that the cash transfer is minimized between SCP and Goldvision.


         Profit share shall be forty nine (49%) per definition of exclusivity SCP shall provide sales and marketing support for all ongoing Goldvision sales, marketing, and customer relationship support activities for all existing capabilities. If SCP chooses not to provide this support or SCP and Goldvision determine this support would harm an opportunity the profit share will be according to ownership.

         Profit sharing is post reinvestment of funds in Goldvision and/or its subsidiaries.

         For future city markets and other business opportunities participated, SCP shall receive a 20% profit share until investment exceeds 20% and 49% thereafter unless SCP

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and Goldvision negotiate a different formula in advance or if it is formally renegotiated in the future.

         For projects not funded internally, SCP will have first right of refusal to invest in whole or in part in these projects for delivery if possible. If SCP cannot service a product, because SCP cannot provide funds or SCP does not have like resources to deliver the project services, SCP will participate on an ownership share basis of profits.

14. PRODUCT WARRANTY

         Goldvision or its Subsidiaries (controlled by Goldvision) shall provide a manufacturer's warranty on the Products delivered to SCP in conformity with the prevailing standards in the telecom service industry. The period of the warranty shall extend for one year after the date of sale of the Products to a customer and for a period of ninety days from the date of sale of replacement or spare parts to a customer. Goldvision or its Subsidiaries (controlled by Goldvision) warrants to SCP that the Products shall be of merchantable quality. Goldvision or its Subsidiaries (controlled by Goldvision), at its or their option and at its or their cost, shall replace any Products, which fail to comply with such warranty.

15. EXCUSABLE DELAY

         Neither party shall be responsible for the failure or delay in performing any of its obligations due, directly or indirectly, by act of God, by act of public enemy, acts of government bodies or agencies foreign or domestic (including inability to procure materials or to manufacture or ship ordered goods because of governmental priority orders or allocations or restrictions upon the use of materials or manpower), port congestion, nuclear incidents, sabotage, riot, fire, floods, typhoons or unusually severe weather, earthquakes, explosions, terrorist attacks or other catastrophes, epidemics or quarantine restrictions, strikes, labour unrest or labour shortages, accident, freight embargoes, delays occasioned by carriers or delays of a supplier of materials, components, facilities, energy, fuel, transpiration, governmental authorizations or instructions, material or information required from one of the parties to the other, or because of any other causes beyond either party's control , in whole or in part.

16. RELATIONSHIP OF THE PARTIES

         The relationship between SCP and Goldvision and its Subsidiaries (controlled by Goldvision) is intended to be and shall be that of partners and agents.

17. RETURN OF EXCLUSIVE MARKETING RIGHT

         Under the following circumstances, the exclusive marketing right granted under this Agreement shall be returned to Goldvision if SCP:


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   (1)    chooses  not to sell a  product,  quits  selling a product or fails to sell a product;

   (2) chooses not to sell to an industry, quits selling to an industry, or fails selling to an industry;

   (3)    chooses not to sell to a specific geographic area;

   (4) chooses not to sell to a customer, quits selling to a customer, or fails selling to a customer; or

   (5)    fails selling in total or quits selling.



18. RIGHT TO CHOOSE

         SCP shall in its absolute discretion have the right to choose whether to sell or not sell a product or line of products or to an industry / customer or any combination of them.

         SCP always shall have the first right of refusal to sell new product or lines of products or to new industry / customer or any combination of them.

         The parties agree that the products and services that are not subject to this Agreement shall be listed in Schedule C which will be revised, updated, and ratified from time to time as required.

19. TERMINATION

         Either party may terminate this Agreement with a six (6) month notice or other act if,

   (1) the other party is in default in any material respect in the performance of any of its obligations under this Agreement or otherwise commits any material breach of this Agreement;

   (2)    the other party is bankrupt or insolvent; or

   (3) any frustration of this Agreement by the occurrence of an excusable delay of a lasting nature.

20. EVENTS UPON TERMINATION

         Upon termination of this Agreement for any cause whatsoever, the following shall apply:

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   (1)    all rights and privileges granted by Goldvision to SCP shall be either continued or discontinued; and

   (2) if requested by Goldvision, SCP shall return all of the Products delivered by Goldvision to SCP and on hand in SCP's place of business or in the possession or the control of SCP at the time of termination of this Agreement.

       This section shall survive the termination of this Agreement.

   (1) SCP shall turn over to Goldvision all sales inquiries and unfilled orders and the parties shall negotiate the amount of compensation; and

   (2) SCP shall cease trading in the Products and shall notify all dealers and other interested parties of the termination. SCP shall further cease to make any representations to the public that it is an authorized distributor of the Products.

       Notwithstanding any such termination:

   (1) all warranties set out in this Agreement and all obligations of indemnification shall survive and continue to bind the parties for five years after the date of termination of this Agreement;

   (2) SCP and Goldvision shall honour any remaining payment obligations set out in this Agreement; and

   (3) SCP shall be permitted to sell all Products manufactured prior to the termination, provided such sales are completed by delivery of goods and receipt of payment therefor within six months of the date of such termination and are subject to the payment obligations as set out in this Agreement.

21. ASSIGNMENT

         The marketing and distribution right under this Agreement may be sold or assigned or disposed of by SCP with notice to Goldvision.

22. CONFORMITY WITH LOCAL LAWS

         The rights and obligations of the parties under this Agreement shall be subject to all applicable laws, orders regulations, directions, restrictions and limitations of the governments having jurisdiction of the parties.

23. DISPUTE RESOLUTION


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         All  disputes  arising  in  connection  with this  Agreement,  shall be determined by arbitration in accordance with the Arbitration Rules of the Singapore International Arbitration Centre and the place of arbitration shall be Singapore.

24.  APPLICABLE LAW

         This Agreement is made, executed, and delivered in Beijing, China, and any controversy arising hereunder or in relation to this Agreement shall be governed by and construed in accordance with the laws of China.

25. ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement of all the parties with respect to the subject-matter hereof and, except as stated in this Agreement and in the instruments and documents to be executed and delivered pursuant to it, contains all of the representations, undertakings and agreements of all parties respecting the subject-matter hereof. There are no representations, undertakings or agreements of any kind between all the parties respecting the subject-matter hereof except those contained in this Agreement.

26. SEVERABILITY

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of any other provision.

27. NOTICES

   (1) Any notice or other documents required or permitted to be given under this Agreement shall be in writing and shall be delivered, mailed by pre-paid registered mail, return receipt requested or sent by facsimile transmission addressed to the party or parties to whom it is to be given at the address shown below or at such other address or addresses as the party or parties to whom such writing or document is to be given shall have last notified all other parties in accordance with the provisions of this paragraph:

      (a) If to Goldvision at: Central TV Tower No. 02-21, No. 11 Xi San Huan Zhong Road, Beijing, China 100036.

      (b) if to SCP at: 7931 South Broadway, Suite 130, Littleton, CO 80122, United States of America

   (2)    Any such notice or other document shall:

      (a) if delivered, be deemed to have been given and received at the place of receipt on the date of delivery, provided that if such date is a day other than a business day in the place of receipt, such notice or document shall

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          be deemed to have been given and  received  at the place of receipt on the first business day in the place of receipt, thereafter;

      (b) if transmitted by facsimile transmission, be deemed to have been given and received at the place of receipt on the next business day in the place of receipt, following the day of sending;

      (c) if mailed, be deemed to have been given and received at the place of receipt on the date of actual receipt; and

      (d) if e-mailed, be deemed to have been given and received at the place of receipt on the next business day in the place of receipt, following the day of sending.

28. AMENDMENT OF AGREEMENT

         None of the terms, conditions or provisions of this Agreement shall be held to have been changed, waived, varied, modified or altered by any act or knowledge of either party, their respective agents, or employees unless done so in writing signed by both parties.

29. WAIVER OF BREACH

         No waiver on behalf of any part of any breach of the provisions shall be effective or binding on such party unless the same shall be expressed in writing and any waiver so expressed shall not limit or affect such party's rights with respect to any future breach of any of the provisions of this Agreement.

30.  FURTHER ASSURANCES

         Each of the parties covenants that they will execute such further documents and do and perform or cause to be done and performed such further and other acts as may be necessary or desirable from time to time in order to give full effect to the provisions of this Agreement.

31.  PREVAILING OF THE CONTRACT

         If there is conflict between this Agreement and the Contract, the Contract shall prevail over this Agreement.

32.  SUCCESSORS AND ASSIGNS

         This Agreement shall be binding on and enure to the benefit of the successors and assigns of both parties and all persons or corporations succeeding to or acquiring the business now carried on by Goldvision or SCP.


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33. LANGUAGE

         This Agreement is written in both Chinese and English languages and each language shall be equally authoritative.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date written above

The Corporate Seal of STRATEGIC             )
COMMUNICATIONS PARTNERS, INC.               )
was hereunto affixed in the presence of:    )

                                            )
                                            )           c/s
--------------------------------------      )
Authorized Signatory                        )

--------------------------------------      )
Date                                        )


The Corporate Seal of BEIJING GOLDVISION    )
TECHNOLOGIES INC.                           )
was hereunto affixed in the presence of:    )
                                            )
                                            )           c/s
--------------------------------------      )
Authorized Signatory                        )


--------------------------------------      )
Date                                        )

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------


                                   SCHEDULE A

                       DEVELOPMENT PERFORMANCE MILESTONES


------------------------------------------------------------------------------------------------------------
Goldvision will develop government sales at a rate        SCP will develop multinational and other sales
defined in this Agreement.  Goldvision may choose to      assignments made to it by Goldvision at a rate
use SCP sales and marketing experience to achieve         defined in the final contract.
this.
------------------------------------------------------------------------------------------------------------
Goldvision will seek to develop new market license        SCP will provide capital 120 days prior to
                                                          anticipated requirements on a sliding schedule
agreements with other provinces and cities on a           updated mutually by SCP and Goldvision every 60
schedule defined in the agreement.                        days.
------------------------------------------------------------------------------------------------------------
Goldvision will guarantee network performance and /       SCP will agree to maintain required resources for
or customer satisfaction measures per a mutually          partnership assistance in Beijing or other future
defined schedule and standards.                           markets on a mutually defined schedule.
------------------------------------------------------------------------------------------------------------
Goldvision agrees to meet network build-out               SCP agrees to provide on a mutually agreed upon
                                                          basis, support to develop OSS requirements and to
performance objectives on a mutually defined schedule.    install OSS needs when mutually agreed by SCP and
                                                          Goldvision.
------------------------------------------------------------------------------------------------------------


                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------



                                   SCHEDULE B

                             NET PROFITS AGREEMENT

The parties to the...agreement, date December 18, 2002, hereby both agree that in the event this section of the agreement is activated, that the party doing so will be treated as owning an undivided interest in Goldvision, a Chinese limited liability company and to the licenses that the company operates with today, for as long as they remain in affect.

This agreement is subject to the definitions incorporated herein and shown below.

This carried interest holder shall be paid in cash its "net profits" interest, quarterly, thereafter. This agreement shall be in perpetuity or for as long as the licenses that the company operates with today remain in affect.

The party whom elects to be treated as a "Carried Interests Holder" understands that Tian Gui or its successor will be operating using the licenses previously identified. They will derive cash revenues from operating the property and equipment necessary to deliver the services. The carried interest holder shall receive quarterly net profits distributions.

The following description of the Net Proceeds distributions is subject to and qualified by the more detailed provisions of this calculation, which will be the Carried Interest Holders Agreement, which both parties agree to finalize no later than 90 days from the date of this agreement.

Senior management operating these licensees understands that it shall have a fiduciary responsibility to collect these revenues. It shall make reasonable investments to grow the revenues derived from the licenses and make sufficient capital investment to grow and maintain the property and equipment to deliver the services. It shall also make minimum cash distributions to the net profits interest.

It shall calculate the Net Proceeds payable to the carried interest holder, as follows:

GROSS PROCEEDS
LESS: COST OF SALES, GENERAL AND ADMINISTRATIVE EXPENSE, EXPENSES APPLICABLE ONLY TO THE CARRIED INTEREST HOLDER, PROPERTY AND EQUIPMENT COSTS AND INCOME AND OTHER TAXES SHALL EQUAL THE NET PROCEEDS TO BE PAID

The cost to audit the net proceeds paid the carried interest holder calculated by the company shall be borne by the carried interest holder and the company, equally.

The Net Proceeds are to be determined and reported to the carried interest holder on a monthly basis. The calendar year shall be followed. The Company books and records, for this calculation shall be maintained following generally accepted accounting principles. The Net Proceeds calculation shall be done entirely on a cash basis, except as defined.

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------


The carried interest holder shall have full and complete access to the books and records of the Company.

Actual cash distributions, form the Net Profits interest held by the carried interest holder shall be made quarterly, no later than the distribution date, which is 45 days after each calendar quarter. This quarterly distribution amount, shall be paid from the cash on hand.

Periodic reports will be provided to the carried interest holder. The can be no amendments to this agreement except by the parties to this agreement in writing.

The carried interest holder shall maintain its board representation on the Company.


DEFINITIONS

ACCRUED INTEREST

MINIMUM DISTRIBUTION

"Net Proceeds" - are determined monthly on a license-by-license basis. They are proceeds received by the Company as the owner of an undivided interest in Goldvision. This is calculated as gross proceeds less costs of sales, general and administrative expenses, expenses applicable only to the carried interest holder, property and equipment costs and Income and other taxes.

"Gross Proceeds" - means the amounts received by the Company from sales of and and all services derived under its licenses, after deducting: all general property (ad valorem) and sales taxes.

"Cost of Sales" - means, on a cash basis, generally the sum of: the cost of delivering the sales, costs paid by the carried interest holder under any joint operating agreement; all other costs, expenses and liabilities of selling, marketing the services delivered under the licenses held, amounts previously included in gross proceeds but subsequently paid as a refund, interest or penalty, costs and expenses for renewals or extensions of rents.

"Property and Equipment Costs" - the Property and Equipment may undergo development activities intended to increase or maintain both the level and capacity of services delivered under the licenses. The party electing to be treated as a carried interest holder will not be liable for any such cost to increase the Property and Equipment, but the amount of such development costs reduces the Net Proceeds payable. Significant increases in development costs could materially reduce distributions, but not below the minimum distribution. If Property and Equipment development and maintenance costs for a particular license exceed the cash revenues generated, the carried interests holder will not receive the Net Proceeds for those licenses until future proceeds from that license exceed the total of the excess costs and expenses plus accrued interest during the deficit period.

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------


"General and Administrative Expenses" - to come... As is customary in the industry, the Company charges an overhead fee to operate. The operating activities include various engineering, accounting and administrative functions. The fee is based on a monthly charge per customer by type of customer for each service the Company delivers services for under the licenses held.

"Voting rights of the Carried Interest Holder" - the carried interest holder shall always maintain at least one-third (1/3 of 100%) of the board seats for Goldvision or its successor entity that operates and runs the licenses discussed in the contract.

"Senior Management and their Fiduciary Responsibility and Liability" - The Company is a fiduciary for the carried interest holder and is required to act in the best interests of the carried interest holder at all times. Senior Management must exercise the same judgment and care in supervising and managing the carried interest holder's assets as persons of ordinary prudence, discretion and intelligence would exercise under Chinese law. Senior Management duties to the carried interest holder are similar to the duty of care owed by a corporate director to the corporation and its shareholders. The primary difference between these duties and a corporate director's duties is the absence of the legal presumption protecting decisions which directly affect the carried interest holder from challenge. The Company, acting in good faith and as a reasonably prudent operator, may enter into carried interest arrangements, sub-contracts, joint venture and other similar agreements covering the carried interest holder. The Net Profits Interests held by the carried interest holder would then be calculated on the interest retained by the Company under the agreement and not on the Company's original interest before any modification resulting from the agreement. At the request of the Company, the Board may consider and sell Property and Equipment, that burden the Company, which might be referred to as marginal of inefficient parts of the Company's Property and Equipment, provided the sale does not involve a material part of the Company's assets and is in the best interests of the carried interest holders. The Company will distribute pro rata the net proceeds from any such sale to the carried interest holder.

"Expenses applicable only to the carried interest holder" - The Company shall be reimbursed for actual reasonable expenditures made on account of any unusual duties in connection with matters pertaining to the carried interest holder. In the event of litigation involving the carried interest holder, audits or inspection of the records of the Company pertaining to the transactions affecting the carried interest holder or any other unusual or extraordinary services rendered in connection with the administration towards the carried interest holder, the Company shall be entitled to receive reasonable compensation for the services rendered.

"Fiscal Year and Accounting Method" - The fiscal year shall be the calendar year. Senior Management shall maintain its books in accordance with generally accepted accounting principles or such other method as will provide appropriate financial data responsive to the needs of the party electing to be treated as a net profits interest. Gross Proceeds and costs are calculated on a cash basis, except that certain costs, primarily ad valorem and

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------


other taxes and expenditures of a material amount, may be determined on an accrual basis. Net Proceeds are calculated separately for each license

"Income and other Taxes" - Senior Management will file and pay all required Chinese income, sales and other tax information returns.

"Review of Books and Records" - the carried interest holder and his representatives may examine, for any proper purpose, during reasonable business hours the records of Goldvision. The Company must maintain books and records sufficient to determine the amounts payable for the carried interest holder. The company must deliver a statement detailing the computation of the amounts payable to the carried interest holder Quarterly and Annually. The Company must also deliver to the carried interest holder a statement of the computation of the Net Proceeds for each Computation Period. The Company will cause the annual computation of Net Proceeds to be audited. The audit cost will be borne by the party holding the carried interest and the Company, equally.

"Amendment of the Agreement for the Carried Interest Holder" - Only the parties to the Carried Interest Holder agreement of this date may change this agreement.

"Computation Of Net Proceeds" - the provisions governing the computation of the Net Proceeds are detailed and extensive. The computation of Net Proceeds shall be monthly, in arrears, the previous months computation being due at the beginning of the following month. (For example, the computation for June, would be completed and reported to the carried interest holder by July 31st). The first cash distribution shall be made no later than the first full calendar quarter, following the quarter in which one party elects to become a carried interest holder.

"Distribution Date" means the date of a distribution, which shall be on or before forty-five Business Days after the Quarterly Record Date.

"Net  Profits  Interests"  - the  carried  interest  holder  has  a Net  Profits
Interests in Goldvision and the licenses operated. The amounts paid to the carried interest holder for the Net Profits Interests are based on the definitions of "gross proceeds" and "net proceeds" set forth as described below. Under the agreement, Net Proceeds are computed monthly.

"Cash Distributions" - Senior Management shall determine the Quarterly Distribution Amount for each quarter and shall establish a cash reserve equal to such amount on the Quarterly Record Date for such Quarter. On the Distribution Date for such Quarter, Senior Management will distribute the Quarterly Distribution Amount.

"Periodic Reports" - Senior Management shall provide the carried interest holder with reports mailed to it at the address of record.

"Cash on Hand" - The cash held by the Company as a reserve to distribute for each calendar quarters distribution on the next distribution date must be invested in: interest

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------


bearing obligations of the Chinese government; repurchase agreements secured by interest-bearing obligations of the Chinese government or bank certificates of deposit.

"Quarterly Distribution Amount" means for each Quarterly Period an amount determined by Senior Management to be equal to the excess, if any, of (a) the cash received during the Monthly Computation Period attributable to the carried interest holder, plus any other cash receipts of the Company during the Monthly Period including any cash received from interest earned on deposits of the Monthly Distribution Amount for any prior Monthly Period pending distribution of such amount, over (b) the liabilities of the Trust paid during the Monthly Period, plus the amount of any cash used to establish or increase a cash reserve for the payment of any accrued tax attributed to the carried interest holder. If any Monthly Distribution Amount determined in accordance this the Net Profits interest calculation shall for any Monthly Period be a negative amount, then the Monthly Distribution Amount shall be zero, and such negative amount shall reduce the next Monthly Distribution Amount.

As ratified by



---------------------------        -------------------------
Name (Goldvision)                       Name (SCP)




---------------------------        -------------------------
Signature (Goldvision)                      Signature (SCP)








---------------------------        -------------------------
Seal (Goldvision)                           Seal (SCP)



---------------------------        -------------------------
Date                                        Date

                   Sales, Marketing, and Operations Agreement
--------------------------------------------------------------------------------




               EXCLUDED PRODUCTS AND SERVICES (FOR PROFIT SHARING)

                  NONE AT TIME OF THE SIGNING OF THIS CONTRACT.